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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                               ------------------

                                   FORM 8-K/A
                              AMENDMENT TO REPORT
                                Amendment No. 1


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                    DATE OF REPORT                 NOVEMBER 19, 1997
           (Date of earliest event reported)




                        COMPUTER LANGUAGE RESEARCH, INC.
             (Exact name of registrant as specified in its charter)





                  Texas                    0-12311           75-1297386
     (State or other jurisdiction of     (Commission      (I.R.S. Employer
      incorporation or organization)     File Number)    Identification No.)

   2395 Midway Road, Carrollton, Texas                          75006
(Address of principal executive offices)                     (Zip Code)

                                 (972) 250-7000
              (Registrant's telephone number, including area code)




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Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective November 19, 1997, Computer Language Research, Inc. ("the Company") appointed Arthur Andersen LLP as the Company's certifying accountant and Arthur Andersen LLP accepted such appointment.

During the two most recent fiscal years and subsequent interim periods preceding the date hereof, the Company did not consult Arthur Andersen LLP regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)  Exhibits

             Number      Description
             ------      -----------

               16 Letter, dated November 25, 1997, from Ernst & Young LLP stating they have no basis to agree or disagree with the statements of the registrant contained in
                         Item 4 of the Form 8-K dated November 20, 1997.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               COMPUTER LANGUAGE RESEARCH, INC.


DATE:  November 26, 1997  By:  M. Brian Healy
                               ------------------------------------------------
                               M. Brian Healy
                               Group Vice President, Finance and Administration and Chief Financial Officer
                               (Principal Financial and Accounting Officer)